Verigy Ltd.
No. 1 Yishun Ave 7
Singapore 768923
www.verigy.com

July 5, 2011

To:	Holders of Verigy Ltd.
5.25% Convertible Senior Notes due 2014 (CUSIP No. 92345X AB4)

Cc:	U.S. Bank National Association
633 West Fifth Street, 24th Floor
Los Angeles, CA 90071
Attention: Paula Oswald, Corporate Trust Services

Re:	Notice of Fundamental Change, Make-Whole Fundamental Change and Supplemental Indenture

Reference is hereby made to the Indenture, dated as of July 15, 2009 (the “Indenture”), between Verigy Ltd., a corporation organized under the laws of Singapore (the “Company”) and U.S. Bank National Association, as trustee (the “Trustee”), relating to the Company’s 5.25% Convertible Senior Notes due 2014 (CUSIP No. 92345X AB4) (the “Securities”). Capitalized terms used but not defined in this notice shall have the meanings ascribed to such terms in the Indenture. A copy of the Indenture was included as an exhibit to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on July 15, 2009, which is available on the SEC’s website at www.sec.gov.

On March 28, 2011, the Company entered into an Implementation Agreement, dated March 28, 2011 (the “Implementation Agreement”), by and between Advantest Corporation, a company organized under the laws of Japan (“Parent”), and the Company, pursuant to which the Company would become a wholly owned subsidiary of Parent through a scheme of arrangement (the “Scheme”). The Company and Parent issued a press release publicly announcing execution of the Implementation Agreement on March 28, 2011, and included a copy of this press release and the Implementation Agreement as exhibits to the Company’s Current Report on Form 8-K, filed with the SEC on March 28, 2011. On May 20, 2011, the Company filed a definitive proxy statement with respect to the special meeting of the Company’s shareholders held to approve the Scheme and announced that the special meeting would be held on June 17, 2011. On June 17, 2011, the Company’s shareholders approved the Scheme.  On June 30, 2011, the High Court of the Republic of Singapore approved the Scheme, and on July 4, 2011, the court order approving the Scheme was filed with Singapore’s Accounting and Corporate Regulatory Authority and the Scheme became effective.

Pursuant to the Implementation Agreement, at the effective time of the Scheme (the “Effective Time”), all issued Company Ordinary Shares other than those held by or on behalf of Parent or its subsidiaries were converted automatically into and thereafter represented the right to receive $15.00 in cash (the “Share Price”), without any interest thereon.

NOTICE OF SUPPLEMENTAL INDENTURE

In accordance with Section 7.05 of the Indenture, at the Effective Time, the Company and the Trustee entered into a supplemental indenture attached hereto as Annex A, providing that the right to convert each $1,000 principal amount of Notes into Ordinary Shares is changed to a right to convert such Notes into (1) the amount of cash that a holder of a number of Company Ordinary Shares equal to the Conversion Rate immediately prior to the Effective Time would have owned or been entitled to receive, and, in addition, (2) if the right to convert such Notes is exercised within the period from and including the Effective Time up to, and including, the Business Day immediately prior to the related Fundamental Change Purchase Date, the amount of cash that a holder of a number of Company Ordinary Shares equal to the Additional Shares would have owned or been entitled to receive.  Also in accordance with Section 7.05 of the Indenture, notice is hereby given of the execution of such supplemental indenture.

NOTICE OF FUNDAMENTAL CHANGE AND MAKE-WHOLE FUNDAMENTAL CHANGE

In accordance with Sections 7.07(g) and 8.01(b) of the Indenture, notice is hereby given that the consummation of the Scheme constitutes a Fundamental Change and a Make-Whole Fundamental Change under the terms of the Indenture, and that July 4, 2011, the Effective Time, constitutes the Effective Date of such Make-Whole Fundamental Change under the terms of the Indenture.

The Fundamental Change Purchase Date is a Business Day specified by the Company that is no earlier than the 20th and not later than the 35th calendar day following the date of the Fundamental Change Company Notice, subject to extension to comply with applicable law. The Company expects the Fundamental Change Purchase Date to be no earlier than July 25, 2011 and no later than August 26, 2011, with the exact date to be specified in the Fundamental Change Company Notice which will be provided no later than July 24, 2011 pursuant to the terms of the Indenture.

Securities that are surrendered for conversion will be converted into cash based on the Share Price in accordance with Section 7.05 of the Indenture, and any conversion that is effected from and after the effective time of the Scheme will be paid solely in cash, less any applicable withholding taxes, and will not include any Ordinary Shares. The Conversion Rate in effect on July 4, 2011 is 76.2631 Ordinary Shares per $1,000 principal amount of Securities.  Because a Make-Whole Fundamental Change occurred upon the consummation of the Scheme, the Conversion Rate applicable to Securities that are surrendered for conversion during the period beginning on July 4, 2011 and ending on the Business Day immediately prior to the Fundamental Change Purchase Date (which is expected to be no earlier than July 22, 2011 and no later than August 25, 2011) (the “Make-Whole Period”) will be increased pursuant to Section 7.07 of the Indenture to 84.7630 Ordinary Shares per $1,000 principal amount of Securities.

Without limiting the foregoing, if any Holders fail to convert their Securities during the Make-Whole Period, those Holders will lose their right to receive an increase in the Conversion Rate pursuant to Section 7.07 of the Indenture.

Please refer to the Indenture for a more complete description of the increase in the Conversion Rate applicable in connection with Make-Whole Fundamental Changes and for a more complete description of the conversion procedures required to convert your Securities.

CONVERSION PROCEDURES

Procedures for Conversion

A Holder may convert its Security in whole or in part, but only in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof.

Described below are the procedures to be followed by Holders to exercise the conversion privilege, as all Securities are held as Global Securities.

To convert a beneficial interest in a Security that is a Global Security, the Holder must, in addition to complying with any other rules and procedures of The Depository Trust Company (the “Depositary”):

complete the appropriate instruction form for conversion pursuant to the Depositary's book- entry conversion program,

furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or Conversion Agent, and

pay the funds, if any, required by Section 7.03 of the Indenture and any transfer taxes if required pursuant to Section 7.08 of the Indenture.

The date on which the Holder satisfies all of the applicable requirements set forth above is the “Conversion Date.”

Backup Withholding: Internal Revenue Forms

TO COMPLY WITH INTERNAL REVENUE SERVICE CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS NOTICE IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSES OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS BEING USED IN CONNECTION WITH THE PROVISION OF NOTICE BY THE COMPANY; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under the “backup withholding” provisions of U.S. federal income tax law, withholding of 28% of the cash paid to a Holder on a conversion of its Securities may be required. To avoid the application of backup withholding, each converting Holder (or other payee) should complete, sign, and deliver an Internal Revenue Service (“IRS”) Form W-9 (in the case of a U.S. person or a resident alien) or an IRS Form W-8BEN or other appropriate IRS Form W-8 (in the case of a foreign holder). IRS Forms W-9 and W-8 are available on the IRS’s website at http://www.irs.gov/.

Failure to include a properly completed IRS Form W-9 or applicable IRS Form W-8 may result in the application of U.S. backup withholding.

Backup withholding is not an additional tax. Any amounts withheld from payments to a Holder under the backup withholding rules may be refunded or credited against the Holder’s U.S. federal income tax liability, if any, if the Holder timely provides the required information to the IRS.

Please consult an independent tax advisor regarding your specific circumstances.

The Conversion Agent is: U.S. Bank National Association

The Trustee is acting as the Registrar and Conversion Agent. The address and telephone number of the Trustee are as follows:

U.S. Bank National Association
633 West Fifth Street, 24th Floor
Los Angeles, CA  90071
Attention: Paula Oswald, Corporate Trust Services (Verigy Ltd.
5.25% Convertible Senior Notes due 2014)
Phone: (213) 615-6043
Facsimile: (213) 615-6197

Please refer to the Indenture for a more complete description of the convertibility of the Securities, the consideration due upon conversion and when such consideration must be paid by the Company. Please note that pursuant to Sections 7.02(b) and 7.07(b) of the Indenture, the Company must pay the conversion consideration on the third business day following the Conversion Date.

VERIGY LTD.

NOTICE OF CONVERSION

If you want to convert this Security into (1) the kind and amount of cash that a holder of a number of Company Ordinary Shares equal to the Conversion Rate immediately prior to the Effective Time would have owned or been entitled to receive, and, in addition, (2) if the right to convert this Security is exercised within the period from and including the Effective Time up to, and including, the Business Day immediately prior to the related Fundamental Change Purchase Date, the kind and amount of cash that a holder of a number of Company Ordinary Shares equal to the Additional Shares would have owned or been entitled to receive, check the box: ☐

To convert only part of this Security, state the principal amount to be converted (which must be $1,000 or a multiple of $1,000):

$

If you want the share certificate, if any, made out in another person’s name, fill in the form below:

(Insert other person’s social security or tax ID no.)

(Print or type other person’s name, address and zip code)

Date:	Signed:

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:

Note: Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

METHOD OF DELIVERY

☐	CHECK HERE IF THE SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE CONVERSION AGENT WITH DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Surrendering Institution:

DTC Account Number:

Contact Person:

Address:

Telephone (with international dialing code):

Facsimile (with international dialing code):

Date Surrendered:

Transaction Code Number:

SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if payments are to be made to Depositary for the account of someone other than the person(s) whose signature appear(s) within this conversion notice.

Make payment to:

(DTC Account Number)

(Account Party)

ANNEX A

FIRST SUPPLEMENTAL INDENTURE

This First Supplemental Indenture (“Supplemental Indenture”) is made as of the 4th day of July 2011 by and between Verigy Ltd., a corporation duly organized under the laws of Singapore (the “Company”) (Company Registration Number 200601091C), and U.S. Bank National Association, a national banking association organized and existing under the laws of the United States, as Trustee (the “Trustee”), under the Indenture, dated as of July 15, 2009 (the “Indenture”).

WITNESSETH

WHEREAS, the Company and the Trustee have heretofore executed and delivered the Indenture providing for the issuance by the Company of 5.25% Convertible Senior Notes due 2014 (the “Notes”);

WHEREAS, the Company is a party to that certain Implementation Agreement, dated March 28, 2011 (the “Implementation Agreement”), by and between Advantest Corporation, a company organized under the laws of Japan (“Parent”), and the Company, pursuant to which the Company became a wholly owned subsidiary of Parent through a scheme of arrangement (the “Scheme”);

WHEREAS, the Scheme became effective on July 4, 2011 (the “Effective Time”) and, from and after the Effective Time, among other things, all issued Company Ordinary Shares other than those held by or on behalf of Parent or its subsidiaries were converted into and thereafter represented the right to receive $15.00 in cash (the “Share Price”), without any interest thereon;

WHEREAS, Section 7.05 of the Indenture provides that, in connection with the Scheme, the Company shall execute with the Trustee a supplemental indenture providing that, at the Effective Time, the right to convert each $1,000 principal amount of Notes will be changed to a right to convert such Notes into the kind and amount of cash that a holder of a number of Company Ordinary Shares equal to the Conversion Rate immediately prior to such transaction would have owned or been entitled to receive, and in addition, if the right to convert such Notes is exercised within the period from and including the Effective Time up to, and including, the Business Day immediately prior to the related Fundamental Change Purchase Date, the kind and amount of cash that a holder of a number of Company Ordinary Shares equal to the Additional Shares would have owned or been entitled to receive;

WHEREAS, Section 14.01 of the Indenture provides that the Company, when authorized by a resolution certified by the secretary or an assistant secretary or the general counsel of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee and by action of the Trustee may, from time to time, and at any time, enter into a supplemental indenture without the consent of the holders of the Notes to, inter alia, provide for the assumption by a successor corporation, partnership, trust or limited liability company of the obligations of the Company contained in the Indenture or add or modify any other provision of the Indenture with respect to matters or questions arising under the Indenture which the Company and the Trustee may deem necessary or desirable and which does not materially and adversely affect the rights of any holder;

WHEREAS, the Company has heretofore delivered or is delivering contemporaneously herewith to the Trustee (i) copies of resolutions of the Board of Directors of the Company authorizing the execution of this Supplemental Indenture and (ii) the Opinion of Counsel described in Section 14.03 of the Indenture; and

WHEREAS, all other acts and proceedings required by law and the Indenture necessary to authorize the execution and delivery of this Supplemental Indenture and to make this Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been complied with or have been duly done or performed;

NOW, THEREFORE, in consideration of the foregoing and notwithstanding any provision of the Indenture which, absent this Supplemental Indenture, might operate to limit such action, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE 1

Definitions

Section 1.01. General. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.

ARTICLE 2

Amendments

Section 2.01. Share Price. Subject to and upon compliance with the provisions of the Indenture, the Share Price shall be fixed at $15.00 per Company Ordinary Share.

Section 2.02. Conversion. The right to convert each $1,000 principal amount of Notes into Ordinary Shares is hereby changed to a right to convert such Notes into (1) the kind and amount of cash that a holder of a number of Company Ordinary Shares equal to the Conversion Rate immediately prior to the Effective Time would have owned or been entitled to receive, and, in addition, (2) if the right to convert such Notes is exercised within the period from and including the Effective Time up to, and including, the Business Day immediately prior to the related Fundamental Change Purchase Date, the kind and amount of cash that a holder of a number of Company Ordinary Shares equal to the Additional Shares would have owned or been entitled to receive.

ARTICLE 3

Miscellaneous Provisions

Section 3.01 Effectiveness; Construction. This Supplemental Indenture shall become effective and operative and binding upon each of the Company, the Trustee and the holders of the Notes as of the day and year first above written, and upon such effectiveness, the Indenture shall be supplemented in accordance herewith. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby. The Indenture and this Supplemental Indenture shall henceforth be read and construed together.

Section 3.02 Indenture Remains in Full Force and Effect. Except as supplemented hereby, all provisions in the Indenture shall remain in full force and effect.

Section 3.03 Trust Indenture Act. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act of 1939, as amended (the “Act”), that is required under the Act to be part of and govern any provision of this Supplemental Indenture, the provisions of the Act shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Act that may be so modified or excluded, the Act shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

Section 3.04 Trustee Matters. The Trustee accepts the Indenture, as supplemented hereby, and agrees to perform the same upon the terms and conditions set forth therein, as supplemented hereby. The Trustee shall be entitled to the benefit of every provision of the Indenture so supplemented relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided. The recitals contained in this Supplemental Indenture shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 3.05 No Third-Party Beneficiaries. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties to the Indenture, as supplemented hereby, and their successors, and to the Holders of the Notes, any benefit of any legal or equitable right, remedy or claim under the Indenture, as supplemented hereby.

Section 3.06 Severability. In case any provision of this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be impaired thereby.

Section 3.07 Headings. The Article and Section headings of this Supplemental Indenture have been inserted for convenience of reference only and are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

Section 3.08 Successors. All agreements of the Company and the Trustee in this Supplemental Indenture shall bind their respective successors.

Section 3.09 Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 3.10 Counterpart Signatures. This Supplemental Indenture may be signed by the parties hereto in multiple counterparts. Each signed counterpart shall be deemed an original, but all of them together shall represent the same agreement.

[Signatures follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

VERIGY LTD., as the Company

By:	/s/ Robert Nikl
	Name:	Robert Nikl
	Title:	Executive Vice President & Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as the Trustee

By:	/s/ Paula Oswald
	Name:	Paula Oswald
	Title:	Vice President

[Signature Page to First Supplemental Indenture]